Exhibit 21.1

NORTHSTAR HEALTHCARE INCOME, INC.
List of Subsidiaries
Formation
Entity Name	Jurisdiction
Aqua Operations NT-HCI, LLC	Delaware
Aqua Property NT-HCI, LLC	Delaware
Watermark Aqua Owner, LLC	Delaware
Watermark Aqua Operator, LLC	Delaware
Watermark Pinebrook, LLC	Delaware
Watermark Pinebrook Owner, LLC	Delaware
Watermark Pinebrook AP, LLC	Delaware
Watermark Pinebrook MC, LLC	Delaware
Watermark Parkview, LLC	Delaware
Watermark Parkview Owner, LLC	Delaware
Watermark Parkview AL, LLC	Delaware
Watermark Parkview AP, LLC	Delaware
Watermark Harvard Square Owner, LLC	Delaware
Watermark Harvard Square AP, LLC	Delaware
Watermark Harvard Square, LLC	Delaware
Watermark Harvard Square AL, LLC	Delaware
Fountains Operations NT-HCI, LLC	Delaware
Watermark Fountains Operator, LLC	Delaware
Watermark Fountains Owner, LLC	Delaware
Fountains Property NT-HCI, LLC	Delaware
Watermark La Jolla, LLC	Delaware
Bohemia NT-HCI, LLC	Delaware
Domino Holdings NT-HCI, LLC	Delaware
Hauppauge NT-HCI, LLC	Delaware
Islandia NT-HCI, LLC	Delaware
NHI Watermark Rochester JV Operator, LLC	Delaware
NHI Watermark Rochester JV Owner, LLC	Delaware
NHI Watermark Rochester Manager, LLC	Delaware
NorthStar Healthcare Income Operating Partnership, LP	Delaware
Northstar Healthcare Operations, LLC	Delaware
Northstar Healthcare Payroll, LLC	Delaware
Northwest HC Cambridge Terrace (OR) Operator NT-HCI, LLC	Delaware
Northwest HC Cambridge Terrace (OR) Owner NT-HCI, LLC	Delaware
Northwest HC Cascade Village (OR) Owner NT-HCI, LLC	Delaware
Northwest HC Cascadia Village (OR) Operator NT-HCI, LLC	Delaware
Northwest HC Columbia Heights (WA) Operator NT-HCI, LLC	Delaware
Northwest HC Columbia Heights (WA) Owner NT-HCI, LLC	Delaware
Northwest HC Oak Park (OR) Operator NT-HCI, LLC	Delaware
Northwest HC Oak Park (OR) Owner NT-HCI, LLC	Delaware
Northwest HC Owner NT-HCI, LLC	Delaware
Northwest HC Seaport Landing (WA) Operator NT-HCI, LLC	Delaware
Northwest HC Seaport Landing (WA) Owner NT-HCI, LLC	Delaware
Oak Cottage NT-HCI, LLC	Delaware

Oak Cottage Operator NT-HCI, LLC	Delaware
Oak Cottage Owner JV, LLC	Delaware
Rochester Chili Park Owner, LLC	Delaware
Rochester Clover Blossom Owner, LLC	Delaware
Rochester Cranberry Landing Operator, LLC	Delaware
Rochester Cranberry Landing Owner, LLC	Delaware
Rochester Erie Station Owner, LLC	Delaware
Rochester Fairways II Owner, LLC	Delaware
Rochester Fairways Owner, LLC	Delaware
Rochester Grande'Vie - Villagewood Operator, LLC	Delaware
Rochester Grande'Vie - Villagewood Owner, LLC	Delaware
Rochester Maiden Park Operator, LLC	Delaware
Rochester Maiden Park Owner, LLC	Delaware
Rochester Operations Investor NT-HCI, LLC	Delaware
Rochester Owner Holdings, LLC	Delaware
Rochester Owner Investor NT-HCI, LLC	Delaware
Rochester Park Crescent Owner, LLC	Delaware
Rochester Parklands Owner, LLC	Delaware
Rochester Willow Pond AP, LLC	Delaware
Rochester Willow Pond Owner, LLC	Delaware
Solstice HCI Holdings, LLC	Delaware
Trilogy Holdings NT-HCI, LLC	Delaware
TRS NT-HCI, LLC	Delaware
Westbury NT-HCI, LLC	Delaware
Winterfell Atrium Of Grand Valley (CO) Owner, LLC	Delaware
Winterfell Auburn Oaks (CA) Owner, LP	Delaware
Winterfell Boone (MO) Owner, LLC	Delaware
Winterfell Carlyle (MO) Owner, LLC	Delaware
Winterfell Carriage House (CA) Owner, LP	Delaware
Winterfell Charbonneau (WA) Owner, LLC	Delaware
Winterfell Cottonwood (TX) Owner, LLC	Delaware
Winterfell Englewood (TX) Owner, LLC	Delaware
Winterfell Essington Place (IL) Owner, LLC	Delaware
Winterfell Evergreen (WA) Owner, LLC	Delaware
Winterfell Fernwood (WA) Owner, LLC	Delaware
Winterfell Gables (CT) Owner, LLC	Delaware
Winterfell Golden Mesa (NM) Owner, LLC	Delaware
Winterfell GP (CA) Owner, LLC	Delaware
Winterfell Harbor (TX) Owner, LLC	Delaware
Winterfell Healthcare Holdings - NT-HCI, LLC	Delaware
Winterfell Healthcare Manager Holdings, LLC	Delaware
Winterfell Healthcare Manager, LLC	Delaware
Winterfell Healthcare NT-HCI CAM2, LLC	Delaware
Winterfell Healthcare Owner, LLC	Delaware
Winterfell Lakeview (MO) Owner, LLC	Delaware
Winterfell Madison (AZ) Owner, LLC	Delaware
Winterfell Maplewood (NY) Owner, LLC	Delaware
Winterfell Mesa View (CO) Owner, LLC	Delaware
Winterfell Montgomery Park (NY) Owner, LLC	Delaware

Winterfell Parkway Chateau (WA) Owner, LLC	Delaware
Winterfell Point Defiance Village (WA) Owner, LLC	Delaware
Winterfell Rio Norte (TX) Owner, LLC	Delaware
Winterfell Rock Spring (CA) Owner, LP	Delaware
Winterfell South Colleyvine Ranch (TX) Owner, LLC	Delaware
Winterfell South Towne Ranch (UT) Owner, LLC	Delaware
Winterfell Springs of El Cajon (CA) Owner, LP	Delaware
Winterfell Sunbury Village (ME) Owner, LLC	Delaware
Winterfell Tamarack (IL) Owner, LLC	Delaware
Winterfell Vineyard Commons (CA) Owner, LP	Delaware
Winterfell Vintage (CA) Owner, LP	Delaware
Winterfell Windham Falls (CT) Owner, LLC	Delaware
Winterfell Yosemite Gardens (CA) Owner, LP	Delaware
Envoy Holdings NT-HCI, LLC	Delaware
Grace Gardens Holdings Operations NT-HCI, LLC	Delaware
NorthStar Healthcare Income Advisor, LLC	Delaware
NorthStar Healthcare Income OP Holdings, LLC	Delaware
Watermark Albemarle Owner, LLC	Delaware
Watermark Albemarle, LLC	Delaware
Watermark Boca Ciega Bay, LLC	Delaware
Watermark Boca Ciega Bay Owner, LLC	Delaware
Watermark Crystal Lake Owner, LLC	Delaware
Watermark Crystal Lake, LLC	Delaware
Watermark Franklin Owner, LLC	Delaware
Watermark Franklin, LLC	Delaware
Watermark Greenbriar, LLC	Delaware
Watermark Greenbriar Owner, LLC	Delaware
Watermark La Cholla Owner, LLC	Delaware
Watermark La Cholla, LLC	Delaware
Watermark Millbrook Owner, LLC	Delaware
Watermark Millbrook, LLC	Delaware
Watermark RiverVue Owner, LLC	Delaware
Watermark RiverVue, LLC	Delaware
Watermark Washington House Owner, LLC	Delaware
Watermark Washington House, LLC	Delaware
Watermark Bellevue AP Owner, LLC	Delaware
Watermark Bronson Place AP Owner, LLC	Delaware
Watermark Crystal Lake AP Owner, LLC	Delaware
Watermark Millbrook AP Owner, LLC	Delaware